UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2025

Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

Not Applicable
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01 Other Events.

Notes Offering

On October 15, 2025, Ferrellgas, L.P. (the “Company”) and Ferrellgas Finance Corp. (“Finance Corp.” and, together with the Company, the “Issuers”), subsidiaries of Ferrellgas Partners, L.P., issued a press release announcing that, subject to market conditions, the Issuers intend to offer $650.0 million aggregate principal amount of senior notes due 2031 (the “Notes”) in a private offering to certain eligible purchasers (the “Offering”). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The Notes to be offered in the Offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, absent such registration, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities.

Notes Redemption

The Issuers also announced that on October 15, 2025 they issued a conditional notice of redemption to redeem all of the aggregate principal amount of the 5.375% Senior Notes due 2026 co-issued by the Issuers (the “2026 Notes”) on October 27, 2025, subject to satisfaction of the conditions set forth therein, for a redemption price equal to 100.00% of the principal amount outstanding, plus accrued and unpaid interest to, but excluding, the redemption date. The redemption is conditioned upon the completion of an amendment to the credit agreement governing the Company’s existing revolving credit facility and the Offering raising proceeds in an amount sufficient to make the redemption payment, in each case, on terms and conditions satisfactory to the Issuers. This Current Report on Form 8-K does not constitute an offer to purchase, a notice of redemption or a solicitation of an offer to purchase any of the 2026 Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated October 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: October 15, 2025	By:	/s/ Tamria A. Zertuche
Chief Executive Officer and President

FERRELLGAS PARTNERS FINANCE CORP.

Date: October 15, 2025	By:	/s/ Tamria A. Zertuche
Chief Executive Officer, President, and Sole Director

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: October 15, 2025	By:	/s/ Tamria A. Zertuche
Chief Executive Officer and President

FERRELLGAS FINANCE CORP.

Date: October 15, 2025	By:	/s/ Tamria A. Zertuche
Chief Executive Officer, President, and Sole Director